SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934



                             February 28, 2001
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                    (Date of earliest event reported)


                      Peoples Community Bancorp, Inc.
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         (Exact name of registrant as specified in its charter)


Delaware                             000-29949                31-1686242
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(State or other jurisdiction  (Commission File Number)      (IRS Employer
of incorporation)                                         Identification No.)



11 South Broadway, Lebanon, Ohio                                   45036
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(Address of principal executive offices)                        (Zip Code)


                               (513) 932-3876
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            (Registrant's telephone number, including area code)


                               Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)







Item 5.   Other Events

     On February 28, 2001, the stockholders of Peoples Community Bancorp,
Inc. (the "Company") approved the Agreement and Plan of Reorganization by and between the Company, Peoples Community Bank ("Peoples Bank") and Market Financial Corp. ("Market Financial") and Market Bank and related agreement of merger between the Company and Market Financial, pursuant to which Market Financial will merge into the Company and Market Bank will merge into Peoples Bank. The results were announced by the Company pursuant to the press release attached hereto as Exhibit 99.1 which is incorporated herein by reference thereto.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits
          See Exhibit Index

























                                      2






                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             PEOPLES COMMUNITY BANCORP, INC.




Date: March 1, 2001                          By:  /s/ Jerry D. Williams
                                                  -----------------------------
                                                  Jerry D. Williams
                                                  President and Chief Executive
                                                   Officer


























                               EXHIBIT INDEX




Exhibit Number                        Description
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99.1                                  Press Release dated February 28, 2001